UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022 agilon health, inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450 Austin, Texas		78723
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 562-256-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2022, Priscilla Kasenchak was appointed as Chief Accounting Officer of agilon health, inc (the “Company”).

Ms. Kasenchak, age 42, served as Chief Accounting Officer for Edgewell Personal Care Company from January to August, 2022. Prior to serving as Chief Accounting Officer for Edgewell Personal Care Company, Ms. Kasenchak served as Chief Accounting Officer of The Bountiful Company. Prior to her role at The Bountiful Company, Ms. Kasenchak served as Chief Accounting Officer of The Hain Celestial Group. Ms. Kasenchak received a Bachelor of Science and a Master of Business Administration from Long Island University, and is a Certified Public Accountant.

In connection with Ms. Kasenchak’s appointment as Chief Accounting Officer, she will receive a sign-on bonus of $25,000, an annual base salary of $370,000 and an annual target bonus of 50% of her base salary. Additionally, Ms. Kasenchak will receive (i) options to purchase shares of the Company’s common stock valued at $80,000 under the Black-Scholes model and (ii) restricted stock units valued at $80,000 on the grant date, in each case, that will vest subject to Ms. Kasenchak’s continued employment with the Company on the applicable vesting dates.

Ms. Kasenchak has no family relationships, as defined in Item 401 of Regulation S-K, with any director or executive officer of the Company, and there was no arrangement or understanding between Ms. Kasenchak and any other person pursuant to which she was selected as an officer. In addition, there have been no transactions directly or indirectly involving Ms. Kasenchak that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date: September 30, 2022	By:	/s/ TIMOTHY S. BENSLEY
Timothy S. Bensley Chief Financial Officer